UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      October 26, 2005
US LEC CORP.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-24061	56-2065535
(Commission File Number)	(IRS Employer Identification No.)

Morrocroft III, 6801 Morrison Boulevard,
Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (704) 319-1000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.
     On October 26, 2005, US LEC Corp. issued a press release announcing it entered into a new credit facility. This press release reported US LEC Corp.’s cash position based on its results of operations for its quarter ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.
     On October 26, 2005, US LEC Corp. issued a press release announcing results for its fiscal quarter and nine month period ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01.      Financial Statements and Exhibits.
     (c)      Exhibits.

99.1	Press release of US LEC Corp. dated October 26, 2005
99.2	Press release of US LEC Corp. dated October 26, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US LEC CORP.

	By:	/s/ J. Lyle Patrick

J. Lyle Patrick Executive Vice President and Chief Financial Officer

Dated: October 26, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of US LEC Corp. dated October 26, 2005
99.2	Press release of US LEC Corp. dated October 26, 2005

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